UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2011

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

1303 East Algonquin Road Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The information in this Form 8-K that is furnished under “Item 2.02. Results of Operations and Financial Condition” and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On July 28, 2011, Motorola Solutions, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended July 2, 2011. A copy of this press release is attached hereto as Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On July 26, 2011, the Board of Directors of the Company determined to increase the size of the Board of Directors from eight directors to nine directors. In connection therewith, the Board of Directors elected Kenneth C. Dahlberg to the Board of Directors, effective immediately, to serve until the Company’s 2012 Annual Meeting and the election and qualification of his successor or, if earlier, until his death or resignation or removal from the Board of Directors.

On July 26, 2011, the Board of Directors also appointed Mr. Dahlberg as a member of the Audit and Legal Committee and as a member of the Compensation and Leadership Committee.

Mr. Dahlberg will receive the standard compensation received by non-employee directors. This compensation arrangement was described in the Company’s definitive proxy statement on Schedule 14A filed on March 15, 2011 with the U.S. Securities and Exchange Commission. As disclosed in the definitive proxy statement, a non-employee director will be granted deferred stock units, pro-rated based on the number of months served with a value of $10,000 per month, divided by the closing price of the Company’s common stock on the day of election.

The press release announcing Mr. Dahlberg’s election is attached as Exhibit 99.2 hereto.

Item 8.01.	Other Events.

On July 28, 2011, the Company issued a press release which, among other things, announced that its Board of Directors has authorized the initiation of a regular quarterly cash dividend of $0.22 per share, with the first dividend payable on October 14, 2011 to stockholders of record at the close of business on September 15, 2011.

On July 28, 2011, the Company issued a press release which, among other things, announced that its Board of Directors has authorized a share repurchase program to permit the Company to purchase up to $2 billion of its outstanding common shares through December 31, 2012. The Company may repurchase shares from time to time in the open market or in other privately negotiated transactions, subject to market conditions.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated July 28, 2011, announcing financial results for the quarter ended July 2, 2011, a quarterly dividend and a share repurchase program.

99.2	Press Release announcing the election of Kenneth C. Dahlberg, dated July 27, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: July 28, 2011	By:	/s/ Edward Fitzpatrick
		Name:	Edward Fitzpatrick
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release, dated July 28, 2011, announcing financial results for the quarter ended July 2, 2011, a quarterly dividend and a share repurchase program.

99.2	Press Release announcing the election of Kenneth C. Dahlberg, dated July 27, 2011.